Exhibit 10.1
FIRST SUPPLEMENTAL INDENTURE
     FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of July 14, 2006, among the new guarantors listed on the signature pages hereof (the “New Guarantors”), each of which is a subsidiary of United Surgical Partners Holdings, Inc., a Delaware corporation (the “Company”), and The Bank of New York Trust Company, N.A., a national banking association, as successor to U.S. Trust Company of Texas, N.A., as trustee under the indenture referred to below (the “Trustee”).
W I T N E S S E T H :
     WHEREAS, the Trustee, the Company and the guarantors from time to time party thereto have heretofore executed and delivered that certain Indenture dated as of December 19, 2001 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), providing for the issuance of the Company’s 10% Senior Subordinated Notes due 2011 (the “Notes”);
     WHEREAS, Section 4.12 of the Indenture provides that the Company shall cause the New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantors shall guarantee the Company’s obligations with respect to the Notes on the terms provided for in the Indenture on the terms and conditions set forth herein; and
     WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Company and the New Guarantors are authorized to execute and deliver this Supplemental Indenture;
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each New Guarantor, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
     1. Agreement to Guarantee. Each New Guarantor hereby, jointly and severally with all the other Guarantors, unconditionally guarantees payment of the Notes, payment of all other amounts due under the Notes and the Company’s obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in Article 11 of the Indenture and agrees to be bound by all other applicable provisions of the Indenture and the Notes.
     2. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly supplemented hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.
     3. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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     4. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.
     5. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
     6. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.
[SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first written above.

UNITED SURGICAL PARTNERS HOLDINGS, INC.

By:	/s/ Mark A. Kopser

Name:	Mark A. Kopser

Title:	SVP

First Supplemental Indenture
Signature Page of United Surgical Partners Holdings, Inc.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first written above.

American Endoscopy Services, Inc.	USP Cottonwood, Inc.
OrthoLink Radiology Services Corporation	USP Creve Coeur, Inc.
Physicians Data Professionals, Inc.	USP Decatur, Inc., f.k.a. Health Horizons of Decatur, Inc.
Specialty Surgicenters, Inc.	USP Destin, Inc.
SSI Holdings, Inc.	USP Florissant, Inc.
Surgicoe of Texas, Inc.	USP Fontana, Inc.
Surginet, Inc.	USP Glendale, Inc.
Surginet of Northwest Houston, Inc.	USP Houston, Inc.
Surginet of Rivergate, Inc.	USP Huntsville, Inc.
Surgis, Inc.	USP Indiana, Inc.
Surgis of Chico, Inc.	USP Kansas City, Inc.
Surgis of St. Clairsville, Inc.	USP Lyndhurst, Inc.
Surgis of Pearland, Inc.	USP Michigan, Inc.
Surgis of Phoenix, Inc.	USP Midwest, Inc.
Surgis of Redding, Inc.	USP Mission Hills, Inc.
Surgis of Sand Lake, Inc.	USP Newport News, Inc.
Surgis of Sonoma, Inc.	USP North Kansas City, Inc.
Surgis of Victoria, Inc.	USP Oklahoma, Inc.
Surgis of Willowbrook Inc.	USP Olive, Inc.
Surgis of Woolbright, Inc.	USP Oxnard, Inc.
Surgis Management Services, Inc.	USP Philadelphia, Inc.
United Surgical of Atlanta, Inc.	USP Phoenix, Inc.
USP Alexandria, Inc.	USP Pittsburgh, Inc.
USP Austin, Inc.	USP Reading, Inc.
USP Austintown, Inc.	USP Richmond, Inc.
USP Baton Rouge, Inc.	USP Richmond II, Inc.
USP Baltimore, Inc.	USP Rockwall, Inc.
USP Belleville, Inc.	USP Sacramento, Inc.
USP Bridgeton, Inc.	USP San Antonio, Inc.
USP Cedar Park, Inc.	USP San Gabriel, Inc.
USP Central New Jersey, Inc.	USP Securities Corporation
USP Chesterfield, Inc.	USP St. Peters, Inc.
USP Chicago, Inc.	USP Sunset Hills, Inc.
USP Cleveland, Inc.	USP Torrance, Inc.
USP Coast, Inc.	USP Virginia Beach, Inc.
USP Columbia, Inc.	USP West Covina, Inc.
USP Corpus Christi, Inc.	USP Westwood, Inc.
First Supplemental Indenture
Signature Page of the New Guarantors

By:	/s/ John J. Wellik

Name:	John J. Wellik

Title:	VP

First Supplemental Indenture
Signature Page of the New Guarantors

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first written above.

Endoscopy & Surgical Center of Orlando, LLC
By:		Surginet, Inc.,
its sole member

Corpus Christi Holdings, LLC
By:		USP Corpus Christi, Inc.,
its sole member

ISS-Orlando, LLC
By:		Surginet, Inc.
its sole member

Pasadena Holdings, LLC
By:		USP Houston, Inc.,
its sole member

Same Day Surgery, LLC
By:		USP Chicago, Inc.
its sole member

Same Day Management, L.L.C.
By:		Same Day Surgery, LLC,
its sole member

	By:	USP Chicago, Inc.,
its sole member

Surgery Centers of America II, LLC
By:		Surgis, Inc.,
its sole member

USP Nevada Holdings, LLC
By:		USP North Texas, Inc.,
its sole member

WHASA, L.L.C.
By:		Surginet, Inc.,
its sole member
First Supplemental Indenture
Signature Page of the New Guarantors

By:	/s/ John J. Wellik

Name:	John J. Wellik

Title:	VP

USP Texas Air, L.L.C.

By:	/s/ John J. Wellik

Name:	John J. Wellik

Title:	VP

First Supplemental Indenture
Signature Page of the New Guarantors

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first written above.

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:	/s/ John C. Stohlmann

Name:	John C. Stohlmann

Title:	Vice President

First Supplemental Indenture
Signature Page of The Bank of New York Trust Company, N.A.